OMB APPROVAL

OMB Number:	3235-0059
Expires:	February 28, 2006
Estimated average burden hours per response	12.75

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

MDI, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

SEC 1913 (11-01)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
PROPOSAL ONE TO ELECT FIVE DIRECTORS
PROPOSAL TWO
OTHER BUSINESS
OTHER INFORMATION
THE AUDIT COMMITTEE
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
EXECUTIVE COMPENSATION
EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS
SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT
AUDIT COMMITTEE CHARTER
MEETINGS

MDI, INC.
9725 Datapoint Drive, Suite 200, San Antonio, Texas 78229

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held July 14, 2005

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting’’) of MDI, Inc., a Delaware corporation (the “Company’’), will be held at the offices of the Company at 9725 Datapoint Drive, Suite 200, San Antonio, Texas on Thursday, July 14, 2005 at 10:00 a.m., local time, for the following purposes:

1.	To elect the Board of Directors for the ensuing year.

2.	To ratify the appointment of Grant Thornton as the Company’s independent auditors for the fiscal year ending on December 31, 2005.

3.	To consider such other business as may properly come before the Meeting or any adjournment thereof.

     The close of business on May 26, 2005 has been fixed as the record date for determining Stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof. A complete list of Stockholders will be available for examination at the offices of the Company at 9725 Datapoint Drive, Suite 200, San Antonio, Texas 78229, during normal business hours for a period of 10 days prior to the Meeting. Information concerning the matters to be acted upon at the Meeting is set forth in the accompanying Proxy Statement.

     STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. BY MAILING A PROXY A STOCKHOLDER IS NOT PREVENTED FROM ATTENDING THE MEETING AND VOTING IN PERSON.

By Order of the Board of Directors,

Richard A. Larsen
Senior Vice President,
General Counsel & Secretary

San Antonio, Texas
April 28, 2005

MDI, INC.
9725 Datapoint Drive, Suite 200, San Antonio, Texas 78229

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held July 14, 2005

General

     This Proxy Statement and the accompanying proxy will first be mailed on or about June 3, 2005, to the stockholders (the “Stockholders’’) of MDI, Inc., a Delaware corporation (the “Company’’), by the Company’s Board of Directors (the “Board’’) to solicit proxies (the “Proxies’’) for use at the Annual Meeting of Stockholders of the Company (the “Meeting’’) to be held at the offices of the Company at 9725 Datapoint Drive, Suite 200, San Antonio, Texas 78229 on Thursday, July 14, 2005 at 10:00 a.m., local time, or at such other time and place to which the Meeting may be adjourned.

     The purpose of the Meeting is to consider and act upon (i) the election of the Board’s nominees for director; (ii) the ratification of the appointment of Grant Thornton as the Company’s independent auditors; and (iii) such other matters as may properly come before the Meeting or any adjournment thereof.

Voting of Proxy

     All shares represented by valid Proxies, unless the Stockholder otherwise specifies, will be voted (i) “FOR’’ the election of the persons named under “Election of Directors;’’ (ii) “FOR’’ ratification of the appointment of Grant Thornton LLP (“Grant Thornton’’) as the independent auditors of the Company for the fiscal year ending December 31, 2005; and (iii) at the discretion of the Proxy holders with regard to any other matters that may properly come before the Meeting or any adjournment thereof. Where a Stockholder has appropriately specified how a Proxy is to be voted, it will be voted accordingly.

     The Proxy may be revoked at any time by providing written notice of such revocation to the person named as proxy, by voting in person at the Meeting or by executing a Proxy bearing a later date.

Solicitation

     All costs incurred in the solicitation of Proxies will be borne by the Company. In addition to the solicitation by mail, the Company has retained Mellon Investor Services as its proxy solicitation agent and will pay such firm’s customary fees. Officers and employees of the Company may solicit Proxies by telephone, telegraph or personally, without additional compensation. The Company may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of common stock held of record by such persons, and the Company may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith.

Record Date and Voting Securities

     The record date for determining the Stockholders entitled to vote at the Meeting is the close of business on May 26, 2005 (the “Record Date’’). As of April 25, 2005, the Company had issued and outstanding 14,617,603 shares of common stock, and 195,351 shares of the Company’s Series A Convertible Preferred Stock, par value $5.00 per share (“Series A Preferred Stock’’) (the outstanding shares of common stock and Series A Preferred Stock are collectively referred to herein as the “Voting Shares’’).

The Voting Shares constitute the only outstanding voting securities of the Company entitled to be voted at the Meeting.

Quorum and Voting

     The presence, in person or by Proxy, of the holders of Voting Shares holding a majority of the votes entitled to be cast is necessary to constitute a quorum at the Meeting. Votes withheld, abstentions and broker non-votes shall be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting. Each holder of common stock is entitled to one vote per share of common stock. Each holder of Series A Preferred Stock is entitled to 16.667 votes per share of Series A Preferred Stock so that the 195,351 shares of the Series A Preferred Stock represent 3,255,915 votes on all matters submitted to the Stockholders.

     Election of Directors. The affirmative vote of the holders of a plurality of the votes cast at the Meeting is required for the election of directors (Proposal One). Holders of the Voting Shares are not allowed to cumulate their votes in the election of directors.

     Ratification of Appointment of Independent Auditors. The affirmative vote of a majority of the votes cast at the Meeting is required to ratify the appointment of the Company’s independent auditors (Proposal Two).

     Voting Shares which abstain from voting on a particular proposal, and Voting Shares held in “street name’’ by brokers or nominees who indicate on their Proxies that they do not have discretionary authority to vote such Voting Shares as to a particular proposal (“broker non-votes’’), will not be counted as votes in favor of such proposal and will also not be counted as votes cast or shares voting on such proposal. Accordingly, abstentions and broker non-votes will have no effect on the voting for the election of directors or the ratification of the appointment of the Company’s independent auditors (Proposals One and Two).

     Instead of submitting proxies by mail on the enclosed proxy card, stockholders have the option to submit their proxies or voting instructions electronically through the Internet or by telephone. Please note that there may be separate arrangements for using the Internet and telephone depending on whether your shares are registered in the Company’s stock records in your name or in the name of a brokerage firm or bank. Stockholders should check their proxy card or voting instructions forwarded by their broker, bank or other holder of record to see which options are available.

     The internet and telephone procedures described below for submitting your proxy are designed to authenticate stockholders’ identities, to allow stockholders to have their shares voted and to confirm that their instructions have been properly recorded. Stockholders submitting proxies or voting via the internet should understand that there may be costs associated with electronic access, such as usage charges from internet access providers and telephone companies, that would be borne by the stockholder.

     Stockholders of record who wish to vote via the Internet or telephone may submit their proxies:

•	through the Internet by visiting a website established for that purpose at http://www/proxyvoting.com/mdii and following the instructions; or

•	by telephone by calling the toll-free number 1-866-540-5760 and following the recorded instructions.

PROPOSAL ONE TO ELECT FIVE DIRECTORS

Board Independence

     The Board has determined that, with the exception of J. Collier Sparks, each of the directors standing for election has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) and is independent within the meaning of the Company’s director independence standards, which reflect exactly NASDAQ Stock Market, Inc. (“NASDAQ’’) director independence standards, as currently in effect. Mr. Sparks is the Chief Executive

Officer and President of the Company. Furthermore, the Board has determined that each of the members of each of the Audit, Compensation and Nominating committees has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) and is “independent’’ within the meaning of Rule 4200(a)(14) of the National Association of Securities Dealers’ Marketplace Rules.

Board Nominees

     The Company By-laws provide that the number of directors shall be not less than two, as determined from time to time by the Board of Directors. The Board of Directors set the number of directors at five. Its Nominating Committee is constituted only with independent directors. The Nominating Committee has selected five candidates and recommended to the Board that these five candidates be elected to the Board for terms expiring at the Company’s Annual Meeting of Stockholders in 2006 or until their respective successors are elected and qualified or their earlier resignation or removal. Each of the nominees has indicated his willingness to serve as a member of the Board if elected; however, in case any nominee shall become unavailable for election to the Board for any reason not presently known or contemplated, the Proxy holders will have discretionary authority in that instance to vote the Proxy for a substitute. The five nominees for election to the Board of Directors who receive the greatest number of votes cast at the Meeting will be elected to the Board of Directors. The persons nominated for election as directors are listed below. No family relationship exists among any of the Company’s directors or executive officers. No arrangement or understanding exists between any director or executive officer and any other person pursuant to which any director was selected as a director or executive officer.

     Lance R. Borvansky, age 37, has served as a director of the Company since January 2003. A U.S. citizen currently living in Italy, Mr. Borvansky is an independent consultant in the areas of risk management, banking and venture capital. He received his B.S. in Electrical Engineering and his M.S. in Electrical Engineering and Computer Science from the Massachusetts Institute of Technology.

     Carlo R. Loi, age 66, has served as a director of the Company since January 2003 and was elected Chairman of the Board in November 2003. Mr. Loi, a resident of Milan, Italy, brings more than 30 years of security industry experience to the Company and has served as an executive with a number of multinational companies, including Hewlett Packard and General Electric. Mr. Loi has a Master’s degree in Electrical Engineering from the University of Padua and a Master of Business Administration degree from New York University. He has served as chairman of several corporate boards in Europe.

     James Collier Sparks, age 48, has served as President and Chief Executive Officer since July 30, 2004. From January 1, 2004 to July 30, 2004, he served as the Senior Vice President of the Company and as President of the Company’s MDI business unit. Mr. Sparks has been in the security industry for over 24 years, with expertise in system integration, manufacturing and marketing. Mr. Sparks was formerly Vice President of Electronics at Southern Steel and was President of Oron, Incorporated.

     James W. Power, age 76, has served as a director of the Company since June 2004. Mr. Power brings more than 30 years of security industry experience to the Company. Mr. Power is Chairman of RF Logics, a physical security company, and the principal partner in J.W. Power & Associates. He previously served as Chairman of the Board of InfoGraphic Systems Corp.; president and CEO of Martec\SAIC; President and CEO of Pinkerton Control Systems and has held senior executive positions with Cardkey Systems, Inc., Nitrol Corporation and TRW Data Systems. Previously, he has served as a Director of National Semiconductor, ICS Corporation, and Citicorp Custom Credit and Citicorp Credit Services.

     Peter B. Knepper, age 56, has held senior management positions with several major corporations and has an extensive background in mergers and acquisitions; raising capital in public and private transactions and in public accounting. He has served as the Executive Vice President and Chief Financial Officer for MediaLive International. Prior to MediaLive, Mr. Knepper served for ten years as Senior Vice President and Chief Financial Officer of Ticketmaster Group, Inc. A Certified Public Accountant, Mr. Knepper began his career with Price Waterhouse & Co. He is a graduate of the University of Southern California.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR’’ THE ELECTION OF EACH OF THE NOMINATED DIRECTORS LISTED ABOVE.

PROPOSAL TWO

TO RATIFY THE APPOINTMENT OF GRANT THORNTON AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005

     The Audit Committee of the Board has appointed Grant Thornton as independent auditors to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2005. Grant Thornton served as the independent auditors of the Company for the fiscal year ending December 31, 2004. If the Stockholders do not approve the appointment of Grant Thornton, then Grant Thornton will not serve as the Company’s auditors for 2005.

     Representatives of Grant Thornton are expected to be present at the Meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

     Notwithstanding the selection of Grant Thornton, the Audit Committee, in its discretion, may direct the appointment of new independent auditors at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and the Stockholders.

     THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR’’ THE APPOINTMENT OF GRANT THORNTON AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.

OTHER BUSINESS

     The Board knows of no matter other than those described in this Proxy Statement that will be presented for consideration at the Meeting. However, should any other matters properly come before the Meeting or any adjournment thereof, it is the intention of the persons named in the accompanying Proxy to vote in accordance with their best judgment in the interest of the Company.

OTHER INFORMATION

Compensation of Directors

     During the year ended December 31, 2004, each non-employee director received an annual fee of $25,000, and directors are generally reimbursed for out-of-pocket expenses incurred in connection with attendance at Board and Committee meetings.

     On January 27, 2004, the Board approved a new compensation plan for its outside directors based on a report provided to the Board by Pearl Meyer & Partners dated December 22, 2003. Effective January 1, 2004, the outside directors of the Company are compensated by the Company as follows: (i) an annual retainer of $25,000 per year, (ii) an additional annual retainer of $10,000 to the chairman of the Board, (iii) an additional annual retainer of $7,000 to the vice chairman of the Board, (iv) an additional annual retainer of $6,000 to the chairman of each committee, (v) $1,500 for each Board meeting attended, including telephonic meetings, (vi) $1,000 for each committee meeting attended, including telephonic meetings, (vii) stock options covering 40,000 shares of common stock per year with vested options on 10,000 of such 40,000 shares to be granted on the first day of each calendar quarter, (viii) a one-time grant of stock options covering 100,000 shares of common stock effective January 1, 2004, with 12,500 of such 100,000 shares to vest on the first day of each calendar quarter during a two year period after January 1, 2004, (ix) 5,000 additional vested options to be granted on the first day of each quarter as the chairman of a committee, (x) 6,000 additional vested options to be granted on the first day of each quarter to the Vice Chairman of the Board, and (xi) 7,500 additional vested options to be granted on the first day of each quarter to the Chairman of the Board.

     The following sets forth the compensation paid to the non-employee Directors during 2004:

Director:	Cash Payments:	Stock Options Granted:
Lance Borvansky	(i)$108,000	175,000
James W. Power	$36,000	120,000
Carlo Loi	$86,000	180,000
John Macaulay	$83,000	184,000
Bryan Tate	(ii)$12,250	22,500

(i)	In addition to regular payments as a Director, Mr. Borvansky was paid $60,000 in monthly installments of $5,000 for serving as chairman of the special Swiss Subsidiary Strategy Committee of the Board.

(ii)	Mr. Tate served as a Director only during the first quarter of 2004.

Board Meetings and Committees

     There are currently four members of the Board of Directors. The Board has determined that all of these four directors are “independent’’ as defined by Rule 4200(a)(14) of the National Association of Securities Dealers’ Marketplace Rules.

     The Board has established the following committees: (i) an Audit Committee (the “Audit Committee’’), (ii) a Nominating Committee (the “Nominating Committee’’), (iii) a Compensation Committee (the “Compensation Committee’’), (iv) a Financial Strategy Committee (the “Financial Strategy Committee”), and (v) an International Strategy Committee (the “International Strategy Committee’’). During 2004 there were no regularly scheduled meetings of the full Board, and 18 special meetings of the full Board. The full Board also acted by written consent on 6 occasions during 2004.

Executive Sessions of Non-Management Directors

     The non-management directors of the Company, all of who are independent, meet at executive sessions without management. Carlo Loi, Chairman of the Board of Directors, serves as the presiding director at those executive sessions. Persons wishing to communicate with the Company’s non-management directors may do so by writing in care of the Chairman of the Board of Directors, MDI, Inc., 9725 Datapoint Drive, Suite 200, San Antonio, Texas 78229.

Audit Committee

     During all of 2004, the following three non-employee Directors, John Macaulay (Chairman), Lance Borvansky and Carlo Loi, were on the Audit Committee. Additionally, in July 2004, Mr. Power, a non-employee director, was appointed to the Audit Committee.

     The purpose of the Audit Committee is to oversee the Company’s accounting and financial reporting processes and the audits of its financial statements. The Audit Committee is directly responsible for, among other things, the appointment, compensation, retention and oversight of the Company’s independent auditor. A copy of the charter of the Audit Committee, which specifies the other responsibilities and powers of the committee, is attached as Appendix A to this Proxy Statement. All of the members of the Company’s Audit Committee during the past fiscal year, and all of the members who will be appointed for the current fiscal year, are independent in accordance with applicable rules promulgated by the Securities and Exchange Commission (the “SEC’’) and Rule 4200(a)(14) of the National Association of Securities

Dealers’ Marketplace Rules. Each member is able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement.

     The Board of Directors has determined that Mr. Power and Mr. Macaulay are each an audit committee “financial expert’’ as defined in Section 401(h) of Regulation S-K promulgated by the SEC under the Exchange Act.

     The Audit Committee met 11 times in 2004. The Audit Committee also acted by written consent on 1 occasion during 2004.

Compensation Committee

     During all of 2004, the following two non-employee Directors, Carlo Loi (Chairman) and John Macaulay, were on the Compensation Committee. Additionally, in July 2004, Mr. Power, a non-employee director, was appointed to the Compensation Committee.

     The Compensation Committee is responsible for determining the nature and amount of compensation for the executive officers of the Company, and for granting stock options under the Company’s option plans. The Compensation Committee met 5 times in 2004.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

     All directors who served on the Compensation Committee during the fiscal year ended December 31, 2004 were non-employee directors. There were no “Compensation Committee interlocks’’ during fiscal year 2004. Each of the committee members is independent in accordance with Rule 4200(a)(14) of the National Association of Securities Dealers’ listing standards.

Nominating Committee

     The Nominating Committee is responsible for, among other things, identifying, recruiting and recommending to the Board of Directors, individuals for nomination for election to the Board at the annual meeting of Stockholders. The Nominating Committee must consist of at lease two directors, all of whom must be independent. The current members of the Nominating Committee are James W. Power (Chairman), Carlo Loi and John Macaulay. Mr. Borvansky served as Chairman of the Nominating Committee for all of 2004 until December 2004, at which time Mr. Power was selected as the Chairman. The Nominating Committee met 2 times in 2004.

Swiss Strategic Committee

     In May 2004, the Board established a Swiss Strategic Committee to (i) review and analyze the business and structure of the Swiss operation, and (ii) to develop and present to the Board a proposed plan of action addressing the future role and structure of the Swiss operation. This committee completed its task in November 2004 by overseeing the sale of the Company’s Swiss operation. Effective December 11, 2004, the committee was dissolved. The initial members of the committee were Lance Borvansky and Danny Mills. Collier Sparks replaced Danny Mills upon Mr. Mills’ separation from the Company.

International Strategy Committee

     In December 2004, the Board established an International Strategy Committee to study the possible business opportunities for the Company in international markets, particularly in Europe. Messrs. Borvansky, Loi and Sparks were appointed the members of the committee. As compensation for the services of its non-employee Director members, the Company was authorized by the Board to pay to Messrs. Borvansky and Loi $5,000 per month, plus related expenses, for a period commencing January 1, 2005 through June 30, 2005. Mr. Loi declined payment of the $5,000 fee for the first three months of the calendar year.

Financial Strategy Committee

     In December 2004, Messrs. Borvansky and Power agreed to investigate alternatives for raising capital and to report to the Board as, and when, they had progressed in their investigation.

Stockholder Recommendations

     The Company has not, to date, implemented a policy with regard to the consideration of any director candidates recommended by its stockholders. Until such time as such a policy is in place, the Nominating Committee will consider any candidate proposed in good faith by a stockholder. To do so, a stockholder should send the candidate’s name, credentials, contact information and his or her consent to be considered as a candidate to Chairman of the Nominating Committee, Attention Corporate Secretary, 9725 Datapoint Drive, Suite 200, San Antonio, Texas 78229. The proposing stockholder should also include his or her contact information and a statement of his or her share ownership, including how many shares and the period of time the shares have been owned. In making its recommendations to the Board concerning nominees for director, the Nominating Committee identifies candidates who meet the current challenges and needs of the Board. In determining whether it is appropriate to add or remove individuals, the Nominating Committee will consider issues of judgment, diversity, age, skills, background and experience. In making such decisions, the Nominating Committee considers, among other things, an individual’s business experience, industry experience, financial background and experiences. The Nominating Committee will use multiple sources for identifying and evaluating nominees for Directors including referrals from current Directors and input from third party executive search firms.

Code of Ethics

     The Company has adopted a Code of Ethics that applies to its principal executive officers and certain of the Company’s senior financial officers, including the Company’s Chief Executive Officer, Chief Financial Officer, Chief Legal Officer, controller, principal accounting officer, and persons performing similar functions. The Code of Ethics is posted on the Company’s Internet site as Corporate Policy N-2 of the Company’s Code of Business Conduct at www.mdisecure.com under Investor Relations, Corporate Governance, Code of Conduct. The Company intends to satisfy the disclosure requirements regarding any amendment to or waiver of the Code with respect to the Company’s Chief Executive Officer, Chief Financial Officer, and Chief Legal Officer, and persons performing similar functions, by posting such information on its Internet site.

Stockholder Communication with the Board

     The Company does not have a formal procedure for stockholder communication with the Board. Any matter intended for the Board, or for any individual member or members of the Board, should be directed to Chairman of the Board of Directors, Attention Corporate Secretary, MDI, Inc., 9725 Datapoint Drive, Suite 200, San Antonio, Texas 78229. In the alternative, Stockholders may direct correspondence to the Board directly to the attention of the Corporate Secretary at the Company’s corporate office. All such communications will be forwarded unopened.

Annual Meeting Attendance

     The Company does not have a policy with regard to board members’ attendance at the annual meeting of stockholders but it is expected that all Board members will attend the annual meeting.

THE AUDIT COMMITTEE

Audit Committee Report

     The Audit Committee reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2004 with management and discussed with Grant Thornton LLP, certified public accountants, the independent auditors and accountants for the Company, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380) with respect to those statements.

     The Committee has been advised of the content of, and has received the written disclosures and the letter from Grant Thornton LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with Grant Thornton LLP its independence in connection with its audit of the Company’s most recent financial statements. Based on this review and these discussions, the Committee recommended to the Board of Directors that these audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 for filing with the SEC.

     The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached as Appendix A to this Proxy Statement.

     The information in this Audit Committee report shall not be deemed to be soliciting material, or be filed with the SEC or subject to Regulation 14A or 14C or to liabilities of Section 18 of the Securities Act of 1933, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates these paragraphs by reference.

Audit and Non-Audit Fees

     The following table presents fees for professional audit services rendered by Grant Thornton LLP for the audit of the Company’s annual financial statements for 2003 and 2004, and fees billed for other services rendered by Grant Thornton LLP.

	2004	2003
Audit fees(1)	$327,000	$319,000
Audit related fees(2)	$117,000	$113,000
Tax compliance fees(3)	$89,000	$84,000

(1) Audit fees for 2003 and 2004 primarily related to the quarterly reviews and annual audit for the company.

(2) Audit related fees for 2003 and 2004 primarily consisted of assistance with international statutory filings.
(3) Tax compliance fees primarily consisted of domestic and international tax advisory and compliance services.

Audit Committee Pre-Approval Policies and Procedures

     The Audit Committee will pre-approve all audit and non-audit services provided by the Company’s independent auditor. The Audit Committee has adopted a formal policy on auditor independence requiring the approval by the Audit Committee of all professional services rendered by the Company’s independent auditor prior to the commencement of the specified services.

AUDIT COMMITTEE

John C. Macaulay
Lance R. Borvansky
Carlo R. Loi
James W. Power

;

THE COMPENSATION COMMITTEE

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     Compensation Policy. The goal of the Company’s executive compensation policy is to ensure that an appropriate relationship exists between executive pay and the creation of shareholder value, while at the same time motivating and retaining key employees. To achieve this goal, executive officers are offered compensation opportunities that are linked to the Company’s business objectives and performance, individual performance and contributions to the Company’s success and enhanced shareholder value.

     During 2004, the Company’s executive compensation program consisted primarily of (i) base salary, (ii) incentive cash bonus opportunities, and (iii) long-term equity based incentives. As discussed below, the compensation opportunities during 2004 were largely dependent upon the Company’s ability to achieve earnings and/or revenue targets pre-determined by the Board.

     Fiscal 2004 Compensation.

     Base Salary. The Compensation Committee annually reviews and sets base salaries for each of the Company’s executives. Annual salaries, including increases to salaries, are reviewed and approved on the basis of the individual performance of the executive, as determined through an evaluation by the officer’s immediate supervisor in consultation with the Company’s executive management and by the executive’s tenure and level of responsibility, the Company’s expected financial performance, and changes in competitive pay levels.

     Annual Cash Incentives. During 2004, the Compensation Committee and the full Board of Directors adopted a bonus program titled “2004 Management Incentive Plan” that was designed to provide for the payment of a cash bonus to executive officers contingent upon the achievement of certain earnings targets, revenue targets and/or other individual and corporate performance targets. The program was intended to reward the accomplishment of corporate objectives and reflect the Company’s priority on maintaining growth and stability of earnings.

     Because of disappointing results from operations during fiscal 2004, the Compensation Committee decided not to make any cash bonus payments based on the Company 2004 Management Incentive Plan. While the Compensation Committee has always placed an emphasis on incentive compensation, the Compensation Committee determined that it would not be appropriate to implement the cash bonus program in the 2004 Management Incentive Plan based on the reduced levels of sales and earnings the Company had experienced during fiscal 2004. The Compensation Committee did decide, however, that five executive officers of the Company would be given a discretionary cash award in an attempt to provide a competitive compensation package which would retain these individuals. These officers were responsible for making and implementing strategic decisions concerning how the Company planned to achieve its long-term goals for growth and stability of earnings and revenues.

     Long-Term Equity-Based Incentives. Long-term equity based incentive awards strengthen the ability of the Company to attract, motivate and retain executives of superior capability and more closely align the interests of management with those of shareholders. The Compensation Committee believes that such equity based compensation provides executives with a continuing stake in the long term success of the Company.

     The Compensation Committee, in consultation with the Company’s executive management, determines from time to time the executive officers who shall receive stock options under the Company’s employee stock option plans, the timing of such awards, the number of shares of Common Stock to be subject to each award and the other terms of each award.

     During 2004, the Compensation Committee approved the grant of stock options covering 385,000 shares of Common Stock to five (5) executive officers of the Company. The stock options were granted at the market price on the date of grant and only have value if the Company’s stock price increases, resulting in a commensurate benefit to the Company’s shareholders. The grants vest in equal amounts over a three-year period. Grants to individual executive officers by the Compensation Committee were based on relative salary levels, the number of shares under options previously granted, and their potential contribution to the long-term performance of the Company.

     Additionally, during 2004, the Compensation Committee granted stock options covering 875,000 shares of Common Stock to seven (7) executive officers of the Company, under the terms of the 2004 Management Incentive Plan. The exercisability of the grants was predicated on achievement by the Company of the revenue and earnings targets provided for in the 2004 Management Incentive Plan.

     Because of disappointing results from operations during fiscal 2004, the Compensation Committee decided not to approve the exercisability of any of the options granted to the seven (7) executive officers based on the Company 2004 Management Incentive Plan. As a result, all of the grants covering 875,000 shares have been cancelled.

COMPENSATION COMMITTEE

Carlo R. Loi
John Macaulay
James W. Power

EXECUTIVE COMPENSATION

Stock Option Plans

     The Company previously maintained the 1988 Plan and the 1997 Plan. Currently, the Company maintains the 2002 Plan, which was approved by the Stockholders at the 2002 Annual Meeting of Stockholders. The 2002 Plan amended and replaced the 1988 Plan. The 2002 Plan covers 5,000,000 shares of Common Stock. As of April 25, 2005, options to purchase 3,088,583 shares of common stock were outstanding under the 2002 and 1997 plans at exercise prices ranging from $0.61 per share to $17.13 per share. At December 31, 2004, there were 2,457,852 shares available for grant under the 2002 Plan.

Description of Awards under the 2002 Plan

     The 2002 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, non-qualified stock options and restricted stock awards (collectively, “Awards’’).

     Incentive Stock Options and Non-Qualified Stock Options. Optionees receive the right to purchase a specified number of shares of common stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. It is the intent of the Compensation Committee to continue under the 2002 Plan the Company’s practice of granting options at fair market value. However, the 2002 Plan provides that options may be granted at an exercise price that may be less than, equal to or greater than the fair market value of the common stock on the date of grant. The 2002 Plan permits the Compensation Committee to determine the manner of payment of the exercise price of options, including through payment by cash, check or in connection with a “cashless exercise’’ through a broker, by surrender to the Company of shares of common stock, or by delivery to the Company of a promissory note.

     Restricted Stock Awards. Restricted stock awards entitle recipients to acquire shares of common stock, subject to the right of the Company to repurchase all or part of such shares from the recipient in the event that the conditions specified in the applicable Award are not satisfied prior to the end of the applicable restriction period established for such Award.

Eligibility to Receive Awards under the 2002 Plan

     Officers, directors, employees and consultants of the Company and the Company’s affiliated entities are eligible to be granted Awards under the 2002 Plan. The maximum number of shares with respect to which Awards may be granted to any participant under the 2002 Plan during any calendar year may not exceed 1,000,000, subject to approval and proportionate adjustments in the event of a stock dividend, stock split, reverse stock split, combination, reclassification or similar transaction.

     All of the Company’s employees and non-employee directors are eligible to participate in the 2002 Plan. The number of individuals receiving Awards will vary from year to year depending on various factors, such as the Company’s hiring needs during the year, and thus the Company cannot now determine Award recipients.

Administration of the 2002 Plan

     The Compensation Committee administers the 2002 Plan. The interpretation by the Compensation Committee of any of the provisions of the 2002 Plan or any Award granted under the 2002 Plan shall be final and binding upon the Company and all persons having an interest in any option or any shares of common stock acquired pursuant to an Award. Subject to any applicable limitations contained in the 2002 Plan, the Compensation Committee selects the recipients of Awards and determines (i) the number of shares of common stock covered by options and the dates upon which such options become exercisable, (ii) the exercise price of options, (iii) the duration of options and (iv) the number of shares of common stock subject to any restricted stock awards and the terms and conditions of such awards, including conditions for repurchase, issue price and repurchase price. If the Company undertakes any stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company, appropriate and proportionate adjustments shall be made to (i) the number and class of securities reserved for issuance under the 2002 Plan, (ii) the number, kind and exercise price of the securities underlying options outstanding at the time of such occurrence and (iii) the repurchase price of each outstanding restricted stock award.

     Except as otherwise provided in the applicable option agreement, all options granted under the 2002 Plan shall not be transferable other than by will or the laws of descent and distribution.

     If any Award expires or is terminated, surrendered, canceled or forfeited, the unused shares of common stock covered by such Award will again be available for grant under the 2002 Plan subject, however, in the case of incentive stock options to any limitations under the Code.

Description of the 1997 Plan

     Options may be granted under the 1997 Plan for a maximum of 400,000 shares of common stock to non-employee directors, executive officers and such other management employees as determined by the Compensation Committee. To be eligible for an option grant under the 1997 Plan for a fiscal year, an otherwise eligible employee or director must be employed by the Company or serve as a director as of January 1 of that year. The 1997 Plan is formula-based and administered by the Compensation Committee. Under the 1997 Plan, the Compensation Committee may grant either non-qualified stock options or incentive stock options. No options were granted under the 1997 Plan in 2001, 2002, 2003, or 2004 and none of the executive officers has an outstanding option grant under the 1997 Plan.

Equity Compensation Plan Information

     The following table provides information about the Company’s equity compensation plan as of December 31, 2004

			Number of
			Securities
			Remaining Available
	Number of Securities to	Weighted Average	for Future Issuance
	Be Issued upon Exercise	Price of	Under Equity
	of Outstanding Options	Outstanding Options	Compensation Plans
Plan Category
Equity compensation plans approved by security holders	2,071,373	$1.30	2,856,292(1)
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	2,071,373	$1.30	2,856,292

(1)	Represents 2,457,852 shares available for issuance under the 2002 Plan and 398,440 shares available for issuance under the 1997 Plan.

Executive Officers

     The current executive officers are as follows:

Name	Age	Position

James Collier Sparks	48	Chief Executive Officer and President

Richard A. Larsen	56	Senior Vice President, General Counsel & Secretary

Jon Greenwood	38	Senior Vice President, Chief Financial Officer & Treasurer

Conrad Hartwig	44	Vice President — Sales

Tim Rohrbach	41	Vice President — Technology

     James Collier Sparks has served as President and Chief Executive Officer since July 30, 2004. From January 1, 2004 to July 30, 2004, he served as the Senior Vice President of the Company and as President of the Company’s MDI business unit. Mr. Sparks has been in the security industry for over 24 years, with expertise in system integration, manufacturing and marketing. Mr. Sparks was formerly Vice President of Electronics at Southern Steel and was President of Oron, Incorporated.

     Richard A. Larsen has served as Senior Vice President, General Counsel and Secretary since June 2004. Prior to that he served as Vice President, General Counsel and Assistant Secretary. The Company retained Mr. Larsen on October 1, 2002 as a consultant. Mr. Larsen has served as General Counsel for several public and private companies including PepsiCo Foods International, Mostek Semiconductor, and Nu-kote Holdings, Inc. He holds a law degree from Case Western Reserve University in Cleveland, Ohio and an undergraduate degree from Earlham College in Richmond, Indiana.

     Jon Greenwood has served as Senior Vice President, Chief Financial Officer and Treasurer since June 2004. He has served as Vice President of Finance since March 2001, and has served in various financial and operational rolls within the Company since September 1997. Mr. Greenwood has expertise in financial management of manufacturing operations, having served 9 years for a manufacturer of custom electronics prior to joining the Company. Mr. Greenwood received his bachelor’s degree from University of California at Riverside.

     Tim Rohrbach has served as Vice President of Technology of the Company since January 1, 2004. Mr. Rohrbach was the Director of application development at Southern Steel. Prior to Southern Steel, Mr. Rohrbach worked at Dell Computer and, subsequently, owned and sold a successful network consulting business.

     Conrad W. Hartwig has served as Vice President of Sales since February 2004. Mr. Hartwig was Vice President of Sales for InfoGraphic Systems and has 20 years experience in security systems integration and manufacturing. Mr. Hartwig received a Bachelor’s degree in Business Administration with a concentration in Marketing from Southwest Texas State University in San Marcos, Texas.

Executive Officers Summary Compensation Table

     The following table summarizes the compensation earned by the Company’s Chief Executive Officers and each of the other four most highly compensated executive officers in 2004, for the years indicated below.

		Annual Compensation		Underlying	All Other
Name and Principal Position	Year	Salary	Bonus	Options	Compensation
Danny W. Mills Former President and Chief Executive Officer (1)	2004	$129,615	$0	0	$82,634
	2003	N/A	N/A	250,000	N/A
	2002	N/A	N/A	N/A	N/A

J. Collier Sparks President and Chief Executive Officer (2)	2004	$155,077	$0	100,000	$0
	2003	N/A	N/A	N/A	$27,000
	2002	N/A	N/A	N/A	N/A

Jon Greenwood Senior Vice President and Chief Financial Officer (3)	2004	$146,248	$58,733	75,000	$58,407
	2003	$130,488	$12,120	16,000	$9,963
	2002	$128,784	$82,894	5,500	$10,720

Richard A. Larsen Senior Vice President, General Counsel and Secretary (4)	2004	$141,885	$27,192	75,000	$52,873
	2003	$97,308	$975	8,000	$3,720
	2002	N/A	N/A	N/A	N/A

Conrad Hartwig Vice President Sales (5)	2004	$126,539	$27,192	75,000	$0
	2003	N/A	N/A	N/A	N/A
	2002	N/A	N/A	N/A	N/A

Tim Rohrbach Vice President Technology (6)	2004	$106,615	$0	60,000	$0
	2003	N/A	N/A	N/A	$8,500
	2002	N/A	N/A	N/A	N/A

(1) Mr. Mills separated as an employee of the Company and resigned as Chief Executive Officer and President of the Company on July 9, 2004. In addition to the salary paid to Mr. Mills from January 1, 2004 until July 9, 2004, Mr. Mills was paid $90,000 in severance through December 31, 2004. Mr. Mills was awarded 250,000 options on December 19, 2003 at $1.31 per share which are currently vested. Additionally, Mr. Mills was awarded 300,000 options on January 1, 2004 which were to become exercisable upon the Company reaching certain operating objectives for 2004. The Board cancelled these options in January 2005.

(2) Mr. Sparks was elected Chief Executive Officer and President on July 30, 2004 at an annual base salary of $160,000. Mr. Sparks was awarded 100,000 options on January 1, 2004 which are currently outstanding. Additionally, Mr. Sparks was awarded 150,000 options on January 1, 2004 which were to become exercisable upon the Company reaching certain operating objectives for 2004. The Board cancelled these options in January 2005. During 2003 Mr. Sparks received $27,000 as a consultant to the Company.

(3)Mr. Greenwood’s 2004 base salary as Senior Vice President and Chief Financial Officer was $150,000. Mr. Greenwood was awarded 75,000 options on January 1, 2004 which are currently outstanding. Additionally, Mr. Greenwood was awarded 100,000 options on January 1, 2004 which were to become exercisable upon the Company reaching certain operating objectives for 2004. The Board cancelled these options in January 2005. Mr. Greenwood was paid $5,520 by the Company for each of the years 2002 and 2003 and $1,380 in 2004 for the use of an automobile. The Company also contributed $5,500, $4,444 and $6,191 to the Company’s 401(k) Plan on behalf of Mr. Greenwood during 2002, 2003 and 2004. Mr. Greenwood was paid $57,669.17 in 2004 to relocate him and his family to San Antonio.

(4)Mr. Larsen’s 2004 base salary as Senior Vice President, General Counsel and Secretary was $145,000. Mr. Larsen was awarded 75,000 options on January 1, 2004 which are currently outstanding. Additionally, Mr. Larsen was awarded 100,000 options on January 1, 2004 which were to become exercisable upon the Company reaching certain operating objectives for 2004. The Board cancelled these options in January 2005. Mr. Larsen was paid $3,720 and $930 by the Company in 2003and 2004, respectively, for the use of an automobile and the Company contributed $1,470 and $5,100 to the Company’s 401(k) Plan on behalf of Mr. Larsen during 2003 and 2004. Mr. Larsen was paid $51,942.93 in 2004 to relocate him and his family to San Antonio.

(5) Mr. Hartwig’s 2004 base salary as Vice President Sales was $140,000. Mr. Hartwig was awarded 75,000 options on January 1, 2004 which are currently outstanding. Additionally, Mr. Hartwig was awarded 75,000 options on January 1, 2004 which were to become exercisable upon the Company reaching certain operating objectives for 2004. The Board cancelled these options in January 2005. The Company contributed $808 to the Company’s 401(k) Plan on behalf of Mr. Hartwig during 2004.

(6) Mr. Rohrbach’s 2004 base salary as Vice President of Technology was $110,000. Mr. Rohrbach was awarded 60,000 options on January 1, 2004 which are currently outstanding. Additionally, Mr. Rohrbach was awarded 75,000 options on January 1, 2004 which were to become exercisable upon the Company reaching certain operating objectives for 2004. The Board cancelled these options in January 2005. During 2003 Mr. Rohrbach received $8,500 as a consultant to the Company.

Option Grants in Last Fiscal Year

The table below shows information on grants of stock options to the executive officers under the 2002 Plan during the fiscal year ended December 31, 2004, which option grants are reflected in the executive officers Summary Compensation Table. There were no option grants during such fiscal year under the 1997 Plan.

Number of Individual Grants
		% of Total Granted	Exercise Price	Expiration Date	Potential Realized Value
	Underlying	to	($/Share)		at Assumed Rates of Stock
	Options	Employees/Directors			Price Appreciation for Option Term
	Granted	in Fiscal Year (7)
Name					5%	10%
Danny W. Mills (1)	300,000	N/A	$1.31	Cancelled	N/A	N/A
J. Collier Sparks (2)	150,000	N/A	$1.31	Cancelled	N/A	N/A
	100,000	9%	$1.31	01/01/2014	$82,385.20	$208,780.26
Jon Greenwood (3)	100,000	N/A	$1.31	Cancelled	N/A	N/A
	75,000	7%	$1.23	03/1/2004	$58,015.53	$147,022.74
Richard A. Larsen (4)	100,000	N/A	$1.31	Cancelled	N/A	N/A
	75,000	7%	$1.31	01/01/2014	$61,788.90	$156,585.20
Conrad Hartwig (5)	75,000	N/A	$1.31	Cancelled	N/A	N/A
	75,000	7%	$1.31	01/01/2014	$61,788.90	$156,585.20
Tim Rohrbach (6)	75,000	N/A	$1.31	Cancelled	N/A	N/A
	60,000	5.5%	$1.31	01/01/2014	$49,431.12	$125,268.16

(1) Mr. Mills was awarded 300,000 options on January 1, 2004 which were to become exercisable upon the Company reaching certain operating objectives for 2004. The Board cancelled these options in January 2005.

(2) Mr. Sparks was awarded 100,000 options on January 1, 2004 which are currently outstanding. Additionally, Mr. Sparks was awarded 150,000 options on January 1, 2004 which were to become exercisable upon the Company reaching certain operating objectives for 2004. The Board cancelled these options in January 2005.

(3) Mr. Greenwood was awarded 75,000 options on January 1, 2004 which are currently outstanding. Additionally, Mr. Greenwood was awarded 100,000 options on January 1, 2004 which were to become exercisable upon the Company reaching certain operating objectives for 2004. The Board cancelled these options in January 2005.

(4) Mr. Larsen was awarded 75,000 options on January 1, 2004 which are currently outstanding. Additionally, Mr. Larsen was awarded 100,000 options on January 1, 2004 which were to become exercisable upon the Company reaching certain operating objectives for 2004. The Board cancelled these options in January 2005.

(5) Mr. Hartwig was awarded 75,000 options on January 1, 2004 which are currently outstanding. Additionally, Mr. Hartwig was awarded 75,000 options on January 1, 2004 which were to become exercisable upon the Company reaching certain operating objectives for 2004. The Board cancelled these options in January 2005.

(6) Mr. Rohrbach was awarded 60,000 options on January 1, 2004 which are currently outstanding. Additionally, Mr. Rohrbach was awarded 75,000 options on January 1, 2004 which were to become exercisable upon the Company reaching certain operating objectives for 2004. The Board cancelled these options in January 2005.

(7) Assumes a total of 1,066,500 shares issued under option grants during 2004, as follows: 681,500 shares (64%) were issued to 4 Directors and I former Director under option grants; 385,000 (36%) shares were issued to 5 Executive Officers under option grants; no other shares (0%) were issued to other employees under option grants.

Executive Officers Options, Exercises and Holdings Table

     There were no exercises of stock options during 2004 by the executive officers. The Company does not utilize stock appreciation rights (“SARs’’). The unexercised options owned by the executive officers as of December 31, 2004 are presented below.

			Number of
			Securities	Value of
			Underlying	Unexercised
			Unexercised	In-the-Money
			Options/SARS	Options/SARS
	Shares	Value	at 12/31/04	at 12/31/04
	Acquired on	Realized	Exercisable/	Exercisable/
Name	Exercise #	($)	Unexercisable	Unexercisable
J. Collier Sparks (1)	—	—	100,000	$0/$0
Richard Larsen (2)	—	—	83,000	$0/$0
Jon Greenwood (3)	—	—	96,500	$0/$0
Tim Rohrbach (4)	—	—	60,000	$0/$0
Conrad Hartwig (5)	—	—	75,000	$0/$0

(1)	100,000 shares granted January 1, 2004 at $1.31 per share of which 1/3 vested on January 1, 2005 and an additional 1/3 will vest on each of the subsequent January 1, assuming continued employment on those dates.

(2)	75,000 shares granted January 1, 2004 at $1.31 per share of which 1/3 vested on January 1, 2005 and an additional 1/3 will vest on each of the subsequent January 1, assuming continued employment on those dates. Additionally, 8,000 shares were granted on July 18, 2003 at $1.21 per share of which 1/3 will vest on each of the following three anniversary dates assuming continued employment on these dates.

(3)	75,000 shares granted January 1, 2004 at $1.31 per share of which 1/3 vested on January 1, 2005 and an additional 1/3 will vest on each of the subsequent January 1, assuming continued employment on those dates. Additionally, 5,500 shares were granted on January 14, 2002 at $1.49 per share and 16,000 shares were granted on July 18, 2003 at $1.21 per share of which 1/3 will vest on each of the following three anniversary dates assuming continued employment on these dates.

(4)	60,000 shares granted January 1, 2004 at $1.31 per share of which 1/3 vested on January 1, 2005 and an additional 1/3 will vest on each of the subsequent January 1, assuming continued employment on those dates.

(5)	75,000 shares granted January 1, 2004 at $1.31 per share of which 1/3 vested on January 1, 2005 and an additional 1/3 will vest on each of the subsequent January 1, assuming continued employment on those dates.

Other Employee Benefit Plans

     The Company does not sponsor any defined benefit or actuarial plans. However, the Company does sponsor a 401(k) plan for all eligible employees whereby the Company matched 50% of the employee’s contribution up to 6% of the employee’s base salary during the fiscal year ended December 31, 2004.

     During 2004, the Company provided a medical insurance program for its full-time. As of December 31, 2004, the Company did not have any defined benefit retirement or non-contributory pension plans for its employees, officers or directors.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

Option Plans

     2002 Plan. Under the 2002 Plan, a “Change in Control’’ means the occurrence of any of the following events: (i) any “person’’ (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner’’ (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities; (ii) as a result of, or in connection with, any tender offer or exchange offer, merger or other business combination (a “Transaction’’), the persons who were directors of the Company immediately before the Transaction shall cease to constitute a majority of the Board or the board of directors of any successor to the Company; (iii) the Company is merged or consolidated with another corporation and as a result of the merger or consolidation less than 75% of the outstanding voting securities of the surviving or resulting corporation shall then be owned in the aggregate by the former Stockholders; (iv) a tender offer or exchange offer is made and consummated for the ownership of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding voting securities; or (v) the Company transfers substantially all of its assets to another corporation which is not controlled by the Company.

     Under the 2002 Plan, unless specifically provided otherwise with respect to the Change in Control events in an individual option agreement or restricted stock agreement or in a then-effective written employment agreement between the grantee and the Company or an affiliate, if, during the effectiveness of the 2002 Plan, a Change in Control occurs, (i) each option which is at the time outstanding under the 2002 Plan shall (A) automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights, immediately prior to the specified effective date of such Change in Control, for all of the shares of common stock at the time represented by such option and (B) expire 20 days after the Compensation Committee gives written notice to the optionee specifying the terms and conditions of the acceleration of the optionee’s options and (ii) the forfeiture restrictions applicable to all outstanding restricted stock awards shall lapse and shares of common stock subject to such restricted stock awards shall be released from escrow, if applicable, and delivered to the grantees of the Awards free of any forfeiture restriction. To the extent that an optionee exercises his option before or on the effective date of the Change in Control, the Company shall issue all common stock purchased by exercise of that option, and those shares of common stock shall be treated as issued and outstanding for purposes of the Change in Control.

     1997 Plan. No Executive Officer has an outstanding option under the 1997 plan.

Employment and Severance Arrangements

     Danny W. Mills. Effective July 9, 2004, Mr. Mills resigned as an employee, officer and director of the Company. In full satisfaction of all claims between the Company and Mr. Mills, the Company agreed to pay Mr. Mills $90,000 and to vest in Mr. Mills the right to purchase 250,000 shares of common stock under the terms of a December 19, 2003 Stock Option Agreement. Additionally, the Company agreed that effective December 31, 2004 it would consider whether Mr. Mills should be paid any amounts under the Company’s 2004 Management Incentive Plan based on the Company’s performance in 2004. As it did with all other participants in the 2004 Management Incentive Plan, the Company (pursuant to resolutions adopted by the Board) determined that no payments would be made to Mr. Mills nor would any stock option grants be exercisable by Mr. Mills based on the 2004 Management Incentive Plan.

     Brian Tate. Mr. Tate separated from his role as Chief Executive Officer and Chairman of the Board in November 2003 and as an employee of the Company on December 31, 2003. Mr. Tate resigned his position on the Company’s Board of Directors effective March 31, 2004. Pursuant to an agreement entered into between Mr. Tate and the Company dated April 15, 2004, all employment-related issues between Mr. Tate and the Company have been concluded. Mr. Tate was paid $300,000 in severance. As a condition to receiving the severance payment, Mr. Tate exercised his right to purchase 155,000 shares of the Company’s common stock and paid $161,200 to the Company in April 2004.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     The following table sets forth certain information concerning the beneficial ownership (as determined pursuant to Rule 13d-3 of the Exchange Act) of common stock and Series A Preferred Stock as of April 25, 2005 by (i) each person who is known to the Company to beneficially own more than 5% of the outstanding shares of common stock or the outstanding shares of Series A Preferred Stock and their address, (ii) each Executive Officer and director and (iii) all executive officers and directors as a group.

	Common Stock(1)		Preferred Stock(1)
Name	Shares	Percentage	Shares	Percentage

Victoria & Eagle Strategic Fund, Ltd.(2)	2,120,000	14.5%	195,351	100%
All non-employee Directors as a group(3)	906,000	6%
All Executive Officers as a group(4)	1,014,500	7%
Danny W. Mills(5)	450,000	3%
Carlo Loi (6)	20,000	*
Richard A. Larsen (7)	16,300	*

(*) Less than 1 percent

(1) Except as otherwise indicated, the persons named in the table possess sole voting and investment power with respect to all shares shown as beneficially owned. The percentage calculations are based on 14,618,000 Common shares outstanding. Additionally, the right to purchase 3,088,583 common shares have been granted.

(2) The address for Victoria & Eagle Strategic Fund, Ltd., a Cayman Islands company (“VESF’’), is c/o Victoria & Eagle Asset Management, S.A., Via Nassa 44, 6900 Lugano, Switzerland. Information regarding VESF in the above table is based on an Amended Schedule 13D jointly filed by VESF, Fabio Conti, Paolo Marmont, Stephen Rumball, BIPIELLE Bank (Suisse) S.A. and the executive officers and directors of BIPIELLE Bank with the SEC. VESF’s beneficial ownership consists of 2,120,000 shares of common stock owned by VESF and 406,981 shares of common stock issuable upon conversion of the 195,351 shares of Series A Preferred Stock owned by VESF.
(3) Includes options to purchase shares of the Company to its non-employee directors: Carlo Loi (265,000), John Macaulay (256,000), Lance Borvansky (235,000) and Jim Power (150,000).
(4) An additional 500,000 shares granted under options to 7 officers of the Company pursuant to the 2004 Management Incentive Plan were cancelled effective December 31, 2004.
(5) Includes 200,000 shares of Common stock believed to have been purchased by Mr. Mills in a private transaction and 250,000 presently exercisable options to purchase shares.
(6) Common stock purchased on the open market.
(7) Common stock purchased on the open market.

STOCK PRICE PERFORMANCE GRAPH

     The following chart compares the cumulative total stockholder return on the common stock during the five fiscal years ended December 31, 2004, with the cumulative total return on the NASDAQ Stock Market index and the NASDAQ electronic components group index.

NASDAQ Listing

     On November 11, 2004, the Company received a NASDAQ Stock Market letter notifying the Company that for the last 30 consecutive business days, the Company’s common stock bid price had closed under the minimum $1.00 per share requirement for continued inclusion. The letter provided the Company 180 calendar days, or until May 10, 2005, to regain compliance. Compliance is regained by the Company maintaining a common stock closing bid price of $1.00 or more for a minimum of ten consecutive business days. If the deficiency is not cured within 180 calendar days, NASDAQ could begin delisting proceedings. A press release and Form 8-K SEC filing were issued detailing the NASDAQ notification event.

     On April 4, 2005, the Company received a second NASDAQ Stock Market letter informing the Company that its stockholder’s equity was $8,900,000 and the Company did not comply with the minimum $10,000,000 stockholder’s equity requirement for continued listing on the Nasdaq National Market. The Company was advised that if it wished to satisfy the minimum stockholder’s equity standard, it must provide to Nasdaq, on or before April 19, 2005, the Company’s specific plan to achieve and sustain compliance with all Nasdaq National Market listing requirements, including the minimum stockholder’s equity standard. On April 12, 2005 the Company delivered to The Nasdaq its application to transfer its National Market listing to The Nasdaq SmallCap Market.

Transactions with Management and Others

     In December 2003, the Company entered into a Standstill Agreement with Victoria & Eagle Strategic Fund, Ltd., which owns all the Company’s Series A Preferred Stock. Pursuant to the terms of the agreement, Victoria & Eagle will not sell or otherwise dispose of any shares of Series A preferred and the Company agreed not to redeem any shares of Series A Preferred until June 2005. In addition, Victoria & Eagle agreed to partially waive the payment of dividends pursuant to the terms of the agreement.

     Effective April 1, 2005, the Company entered into a Consulting Agreement with Bernardino Piazzoli pursuant to which Mr. Piazzoli would provide to the Company the following business consulting and related services until March 31, 2006, unless sooner terminated: (i) assist the Company with investor relations including the potential raising of additional capital and/or credit facilities, (ii) provide the Company with potential business opportunities, (iii) provide public relations assistance to the Company to assist the Company in presenting a positive image of the Company, and (iv) perform such other duties and responsibilities as the Chief Executive Officer of the Company shall deem appropriate and useful. Performing as an independent contractor, Mr. Piazzoli would be paid $20,000 per calendar quarter.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the Company’s officers and directors and 10% holders of common stock or securities convertible into common stock, to file with the SEC reports of ownership and reports of changes in ownership in common stock. Such officers, directors and 10% holders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the best knowledge of the Company, all required Section 16 (a) form have been filed.

Stockholder Proposals

     Stockholders may submit proposals on matters appropriate for Stockholder action at the next annual meeting of the Company consistent with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be considered for inclusion in the Proxy Statement and Proxy relating to the 2006 Annual Meeting of Stockholders, the Company must receive such proposals not later than January 21, 2005. Such proposals should be directed to MDI, Inc., 9725 Datapoint Drive, Suite 200, San Antonio, Texas 78229 Attention: Chief Executive Officer.

By Order of the Board of Directors,

Richard A. Larsen
Senior Vice President,
General Counsel & Secretary

San Antonio, Texas
April 28, 2005

EXHIBIT A
MDI, Inc.

AUDIT COMMITTEE CHARTER

AUDIT COMMITTEE CHARTER

PURPOSE

The Audit Committee has been established by the Board of Directors of MDI, Inc. (the “Company”) for the purpose of assisting the Company’s Board of Directors (“Board”) in fulfilling its oversight responsibilities for the financial reporting process and the system of internal control of the Company and audits of the financial statements of the Company.
COMPOSITION

The Audit Committee shall be comprised of at least three Directors who meet the independence, education and experience requirements of the Securities Exchange Act of 1934 and the Nasdaq National Market, Inc. (“Nasdaq”), as in effect from time to time.

The members of the Audit Committee will be appointed by the Board and may be removed by the Board in its discretion. The Board shall appoint a Chairperson from the members of the Audit Committee.

Except as the Board may otherwise determine, the Audit Committee shall make its own rules for the conduct of its business, but unless otherwise permitted by the Board, its business shall be conducted as nearly as may be in the same manner as the By-laws of the Company provide for the conduct of business by the Board.
AUTHORITY and DUTIES

The Audit Committee has the following authority and the duties:

1)	Appointment of Independent Accountant — The Audit Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of any public accounting firm engaged by the Company (including resolution of disagreements between management and such firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company, and each such independent firm shall report directly to the Audit Committee.

2)	Relationship with Independent Accountant — The Audit Committee shall monitor the independence of the Company’s independent accountants, including any relationship or services that may impact the objectivity and independence of the Company’s independent accountants and shall obtain a written statement from the Company’s independent accountants delineating all relationships between the independent accountants consistent with the requirements of Nasdaq. The Audit Committee (or one or more designated members thereof) shall pre-approve all auditing and non-audit services (except de minimus non-audit services and auditing services within the scope of the engagement of the independent accountant) provided to the Company by the independent accountant. These accountants shall be ultimately accountable to the Board of the Company and the Audit Committee as representatives of the stockholders.

3)	Financial Statements — The Audit Committee shall review the Company’s financial statements to be filed with the Securities and Exchange Commission and the results of any independent audit thereof, including the adequacy of internal controls and financial accounting policies. The Audit Committee shall review and discuss the Company’s annual audited financial statements with management and shall recommend to the Board whether these financial statements should be included in the Company’s Annual Report on Form 10-K to be filed with the Securities and Exchange Commission.

4)	Internal Control - The Audit Committee shall review management’s assessment of the effectiveness of the internal control structure and procedures of the Company for financial reporting and the auditor’s attestation and report on the assessment made by management.

5)	SEC Filings — The Audit Committee shall, to the extent it deems appropriate, review reports filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, including the disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations.

6)	Related-Party Transactions — The Audit Committee shall review and approve all related-party transactions to the extent required by Nasdaq.

7)	Accounting Complaints — The Audit Committee shall establish procedures for:

a)	the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls, or auditing matters, and

b)	the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

8)	Engage Advisers- The Audit Committee shall have the authority to engage, and to determine appropriate compensation for, independent counsel and other advisers, as it determines necessary to carry out its duties. The Company shall provide appropriate funding, as determined by the Audit Committee, for payment of compensation to any public accounting firm engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the Company and to any advisors employed by the Audit Committee as provided in this charter.

9)	Other Responsibilities -

a)	Institute and oversee special investigations as requested by the Board.

b)	Review and assess the adequacy of the committee charter annually, requesting Board approval for proposed changes, and ensure appropriate disclosure as may be required by law or regulation.

c)	Confirm annually that all responsibilities outlined in this charter have been carried out.

d)	Evaluate the committee’s and individual members’ performance on a regular basis.

MEETINGS

The Audit Committee shall meet as a separate Committee at least four (4) times per year generally in conjunction with both a meeting of the Board and the publishing of the Company’s interim and yearly financial statements. The Committee will meet separately with each of the Chief Executive Officer and the Chief Financial Officer of the Company at such times as are appropriate to review the financial affairs of the Company. The Committee will meet separately with the independent auditors of the Company and such other advisors or employees, at such times as it deems appropriate, to fulfill the responsibilities of the Committee under this charter.

The Audit Committee shall make regular reports to the Board.

The Audit Committee may request members of management, the independent auditor or others to attend a meeting of the Committee and it may meet with any members of, or consultants to, the Committee. April 9, 2005

MDI, INC. PROXY CARD

     The undersigned hereby (i) acknowledges receipt of the Notice of Annual Meeting of Stockholders of MDI, Inc. (the “Company”) to be held at the offices of the Company at 9725 Datapoint Drive, Suite 200, San Antonio, Texas, on Thursday, July 14, 2005, at 10:00 a.m., local time, and the Proxy Statement in connection therewith; and (ii) appoints Richard A. Larsen and Jon Greenwood, and each of them, the undersigned’s proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of common stock and Series A Preferred Stock of the Company standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof, and the undersigned directs that his or her proxy be voted as follows:

(1)	To elect five (5) directors to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified.

☐ FOR ALL

☐ AGAINST ALL

☐ FOR ALL, EXCEPT VOTE WITHHELD FOR THE FOLLOWING:

___________________________________________________________________________________________
(2)	To approve the appointment of Grant Thornton LLP as the independent auditors of the Company for the fiscal year ending December 31, 2005.

☐ FOR ☐ AGAINST ☐ ABSTAIN

(3)	To transact such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED. UNLESS OTHERWISE MARKED, THIS PROXY WILL BE VOTED FOR THE MATTERS SPECIFICALLY REFERRED TO ABOVE.

If more than one of the proxies named above shall be present in person or by substitute at the meeting or any adjournment thereof, both of the proxies so present and voting, either in person or by substitute, shall exercise all of the proxies hereby given. The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such common stock and Series A Preferred Stock and hereby ratifies and confirms all that the proxies, their substitutes or any of them may lawfully do by virtue hereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

Signature:_________________;Printed Name:_________________Dated:_________________

Please date this Proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, a duly authorized officer should sign this Proxy. Please complete, date, sign and mail this Proxy in the enclosed envelope. No postage is required if mailed in the United States.